UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2013

DynaVox Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34716	27-1507281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Wharton Street, Suite 400, Pittsburgh, PA 15203

(Address of Principal Executive Offices) (Zip Code)

(412) 381-4883

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 5, 2013, DynaVox Inc. (the “Company”) received written notification from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that NASDAQ has determined to delist the Company’s Class A common stock from the NASDAQ Global Select Market, effective with the open of business on April 16, 2013. NASDAQ has also informed the Company that it will file a Form 25-NSE with the Securities and Exchange Commission (the “SEC”) to remove the Company’s Class A common stock from listing and registration on NASDAQ. As previously disclosed, on October 2, 2012, the Company received a notice from NASDAQ indicating it was not in compliance with NASDAQ’s $1.00 minimum bid price requirement under Listing Rule 5450(a)(1). The delisting is the result of the Company’s failure to regain compliance with this requirement. The Company will not appeal the NASDAQ staff’s determination.

The Company has been advised by OTC Markets Group Inc. that its Class A common stock will be immediately eligible for trading on the OTCQB marketplace effective with the open of business on April 16, 2013. The Company’s Class A common stock will continue to trade under the symbol “DVOX”.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized. Factors that could cause actual results to differ materially from the forward-looking statements include changes to the listing standards, policies and procedures of the NASDAQ Global Select Market and the OTCQB marketplace, fluctuations in the Company’s general financial and operating results, changes in the Company’s liquidity and capital resources, declines in the market price of the Company’s Class A common stock, changes in the capital markets, competition, and general and industry-specific economic conditions. We believe these factors include but are not limited to those described under “Risk Factors” in our Annual Report on Form 10-K, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Annual Report on Form 10-K and other filings. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 10, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAVOX INC.

By:	/s/ Kenneth D. Misch
Name:	Kenneth D. Misch
Title:	Chief Financial Officer

Date: April 10, 2013

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